UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01   Entry into Material Definitive Agreement.

            On June 4, 2018, Industrial Services of America, Inc. (the “Company”) and each of its wholly-owned subsidiaries entered into Amendment No. 2 to Loan and Security Agreement (the “Second Amendment”) with MidCap Business Credit LLC (“MidCap”), amending certain terms of the Loan and Security Agreement, dated as of February 29, 2016 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 2, 2016), as amended by Amendment No. 1 to Loan and Security Agreement, dated as of March 31, 2017 (filed as Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed March 31, 2017) (as amended, the “Loan Agreement”). The Second Amendment, among other things, increased the Company’s line of credit from $8.0 million to $10.0 million. The Company also entered into a Second Amended and Restated Revolving Note (the “Revolving Note”) to evidence amounts borrowed from MidCap under the Loan Agreement.

            The foregoing descriptions of the Second Amendment and Revolving Note do not purport to be complete and are qualified in their entirety by reference to the Second Amendment and Revolving Note, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03.    Creation of Direct Financial Obligation

            The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.     Description

10.1                 Amendment No. 2 to Loan and Security Agreement dated as of June 4, 2018 among the Company, its subsidiaries and MidCap Business Credit LLC.

10.2                Second Amended and Restated Revolving Note made by the Company to the order of MidCap Business Credit LLC in face principal amount of $10,000,000.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: June 7, 2018	By:	/s/ Todd L. Phillips
Todd L. Phillips
President, Chief Executive Officer & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description

10.1                 Amendment No. 2 to Loan and Security Agreement dated as of June 4, 2018 among the Company, its subsidiaries and MidCap Business Credit LLC.

10.2                 Second Amended and Restated Revolving Note made by the Company to the order of MidCap Business Credit LLC in face principal amount of $10,000,000.

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